                                                                   EXHIBIT 99.1

                         $800,000,000 (APPROXIMATE)
                           RECREATIONAL, EQUIPMENT
                             AND CONSUMER TRUST
                                SERIES 1998-C

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

  Set forth below is information regarding retail installment sales contracts and promissory notes for the purchase of a variety of consumer products and equipment transferred to the Trust on the Closing Date. The information below includes the Initial Contracts described in the Prospectus Supplement dated September 4, 1998, as well as the Additional Contracts transferred to the Trust on the Closing Date. There will be no Subsequent Contracts transferred to the Trust after the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement dated
September 4, 1998.

                         CHARACTERISTICS OF CONTRACTS

                                                              % OF                WEIGHTED  WEIGHTED           WEIGHTED
                                                             CUTOFF                AVERAGE   AVERAGE  WEIGHTED AVERAGE
                                     % OF      SCHEDULED    DATE POOL   AVERAGE   REMAINING ORIGINAL  AVERAGE  LOAN-TO-
                         NUMBER OF CONTRACT    PRINCIPAL    PRINCIPAL  PRINCIPAL    TERM    SCHEDULED CONTRACT  VALUE
       ASSET TYPE        CONTRACTS   POOL       BALANCE      BALANCE    BALANCE    (1)(2)   TERM (2)    RATE    RATIO
       ----------        --------- -------- --------------- --------- ----------- --------- --------- -------- --------
Aircraft...............      451      1.15% $ 96,452,935.93   12.06%  $213,864.60    139       139      8.88%     89%
Trucks.................    2,485      6.32   200,157,707.82   25.02     80,546.36     56        56     10.14      89
Recreational Vehicles..    9,536     24.25   206,703,818.51   25.83     21,676.16    160       160      9.64      85
Motorcycles............    9,244     23.51    86,353,360.19   10.79      9,341.56     68        69     12.67      85
Keyboard Instruments...      875      2.22     9,562,202.48    1.20     10,928.23     97        97     10.90      84
Marine Products........    7,968     20.26   137,813,894.38   17.23     17,295.92    148       148     10.26      86
Horsetrailers..........    3,163      8.04    34,552,809.41    4.32     10,924.06    125       125     10.69      85
Sport Vehicles.........    5,605     14.25    28,403,247.95    3.55      5,067.48     53        53     14.91      87
                          ------    ------  ---------------  ------   -----------    ---       ---     -----     ---
 Total.................   39,327    100.00% $799,999,976.67  100.00%  $ 20,342.26    113       113     10.35%     87%
                          ======    ======  ===============  ======   ===========    ===       ===     =====     ===

--------
(1) Based on scheduled payments due after the Cutoff Date and assuming no prepayments on the Contracts.
(2) Expressed in number of months.

                     GEOGRAPHIC CONCENTRATION OF CONTRACTS

                                                                             % OF
                                                         AGGREGATE         CONTRACTS
                            NUMBER OF    % OF NUMBER PRINCIPAL BALANCE  BY OUTSTANDING
                         CONTRACTS AS OF     OF         OUTSTANDING    PRINCIPAL BALANCE
       STATE (1)           CUTOFF DATE    CONTRACTS  AS OF CUTOFF DATE AS OF CUTOFF DATE
       ---------         --------------- ----------- ----------------- -----------------
Alabama.................        881          2.24%    $ 20,338,298.24         2.54%
Alaska..................         90           .23        6,999,608.33          .87
Arizona.................      1,864          4.74       34,016,335.69         4.25
Arkansas................        524          1.33       12,936,985.79         1.62
California..............      5,977         15.19      124,147,774.15        15.52
Colorado................      1,041          2.65       19,876,197.87         2.48
Connecticut.............        411          1.05        3,930,637.66          .49
Delaware................         62           .16        1,469,610.85          .18
District of Columbia....          7           .02          204,566.02          .03
Florida.................      3,155          8.02       69,444,945.95         8.68
Georgia.................      1,437          3.65       24,994,282.21         3.12
Hawaii..................         75           .19        1,185,826.58          .15
Idaho...................        107           .27        2,486,159.10          .31
Illinois................        617          1.57       10,234,251.53         1.28
Indiana.................        460          1.17        8,299,730.34         1.04
Iowa....................        211           .54        5,125,700.17          .64
Kansas..................        224           .57       11,685,624.08         1.46
Kentucky................        489          1.24        5,325,892.71          .67
Louisiana...............        467          1.19        9,989,976.96         1.25
Maine...................         87           .22        1,151,311.48          .14
Maryland................        491          1.25       12,077,746.01         1.51
Massachusetts...........        554          1.41        8,569,356.16         1.07
Michigan................        360           .92       13,340,638.77         1.67
Minnesota...............        730          1.86       19,202,213.86         2.40
Mississippi.............        357           .91       10,488,928.42         1.31
Missouri................        829          2.11       16,101,866.72         2.01
Montana.................         52           .13        1,462,111.15          .18
Nebraska................        152           .39        2,306,744.98          .29
Nevada..................        811          2.06       15,993,835.10         2.00
New Hampshire...........         92           .23        1,268,388.44          .16
New Jersey..............        971          2.47       13,568,210.80         1.70
New Mexico..............        547          1.39        7,630,069.64          .95
New York................      1,072          2.73       21,480,708.52         2.69
North Carolina..........      1,958          4.98       25,795,581.00         3.22
North Dakota............         44           .11          733,392.32          .09
Ohio....................        591          1.50       18,898,702.51         2.36
Oklahoma................        654          1.66       14,848,139.15         1.86
Oregon..................        989          2.51       17,354,518.93         2.17
Pennsylvania............        695          1.77        9,310,960.12         1.16
Rhode Island............        110           .28        1,113,484.97          .14
South Carolina..........        733          1.86       17,433,434.68         2.18
South Dakota............        102           .26        5,504,811.14          .69
Tennessee...............        803          2.04       15,693,166.81         1.96
Texas...................      4,396         11.18       95,940,245.91        11.99
Utah....................        201           .51        7,757,020.93          .97
Vermont.................         35           .09          397,400.30          .05
Virginia................        957          2.43       14,376,001.92         1.80
Washington..............      1,445          3.67       29,238,132.39         3.65
West Virginia...........         89           .23        1,337,165.73          .17
Wisconsin...............        266           .68        5,165,811.65          .65
Wyoming.................         53           .13        1,746,610.02          .22
Non-U.S. based service
  personnel.............          2           .01           20,861.91          .01
                             ------        ------     ---------------       ------
  Total.................     39,327        100.00%    $799,999,976.67       100.00%
                             ======        ======     ===============       ======

--------
(1) Based on the billing address of the Obligor set forth in Green Tree's records.

            DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS OF CONTRACTS

                                                 AGGREGATE
                                                 PRINCIPAL
                                                  BALANCE      % OF CONTRACTS
                                NUMBER OF       OUTSTANDING    BY OUTSTANDING
                                CONTRACTS      AS OF CUTOFF   PRINCIPAL BALANCE
 ORIGINAL CONTRACT AMOUNT   AS OF CUTOFF DATE      DATE       AS OF CUTOFF DATE
 ------------------------   ----------------- --------------- -----------------
Less than $10,000..........      18,427       $105,167,816.75       13.15%
Between $10,000 and
 $19,999...................      12,464        176,854,896.03       22.10
Between $20,000 and
 $29,999...................       3,410         81,566,968.25       10.20
Between $30,000 and
 $39,999...................       1,354         46,381,731.33        5.80
Between $40,000 and
 $49,999...................         896         39,850,662.45        4.98
Between $50,000 and
 $59,999...................         584         31,630,401.22        3.95
Between $60,000 and
 $69,999...................         370         23,811,066.71        2.98
Between $70,000 and
 $79,999...................         348         26,061,362.70        3.26
Between $80,000 and
 $89,999...................         367         31,159,776.31        3.89
Between $90,000 and
 $99,999...................         299         28,324,423.51        3.54
Between $100,000 and
 $109,999..................         196         20,325,375.41        2.54
Between $110,000 and
 $119,999..................         106         12,103,474.93        1.51
Between $120,000 and
 $129,999..................          69          8,514,953.81        1.06
Between $130,000 and
 $139,999..................          36          4,841,519.50         .61
Between $140,000 and
 $149,999..................          35          5,066,579.26         .63
Between $150,000 and
 $159,999..................          30          4,627,739.71         .58
Between $160,000 and
 $169,999..................          26          4,291,576.05         .54
Between $170,000 and
 $179,999..................          27          4,712,837.73         .59
Between $180,000 and
 $189,999..................          17          3,132,968.55         .39
Between $190,000 and
 $199,999..................          17          3,292,277.05         .41
Between $200,000 and
 $249,999..................          45         10,028,361.56        1.25
Between $250,000 and
 $299,999..................          39         10,469,374.62        1.31
Between $300,000 and
 $349,999..................          24          7,813,664.43         .98
Between $350,000 and
 $399,999..................          29         10,580,981.98        1.32
Between $400,000 and
 $449,999..................          20          8,384,448.72        1.05
Between $450,000 and
 $499,999..................          15          7,146,907.47         .89
Between $500,000 and
 $549,999..................           9          4,646,793.63         .58
Between $550,000 and
 $599,999..................           6          3,440,288.72         .43
Between $600,000 and
 $649,999..................           7          4,395,211.51         .55
Between $650,000 and
 $699,999..................           4          2,708,979.42         .34
Between $700,000 and
 $749,999..................           8          5,711,031.55         .71
Between $750,000 and
 $799,999..................           6          4,681,164.14         .59
Between $800,000 and
 $849,999..................           5          4,122,426.66         .52
Between $850,000 and
 $899,999..................           1            860,061.25         .11
Between $900,000 and
 $949,999..................           4          3,635,464.50         .45
Between $950,000 and
 $999,999..................           3          2,928,601.92         .37
Over $999,999..............          24         46,727,807.33        5.84
                                 ------       ---------------      ------
  Total....................      39,327       $799,999,976.67      100.00%
                                 ======       ===============      ======

                        YEAR OF ORIGINATION OF CONTRACTS

                                                                    % OF CONTRACTS
                                               AGGREGATE PRINCIPAL  BY OUTSTANDING
  YEAR OF                  NUMBER OF CONTRACTS BALANCE OUTSTANDING PRINCIPAL BALANCE
 OIGINATIONR                AS OF CUTOFF DATE   AS OF CUTOFF DATE  AS OF CUTOFF DATE
-----------                ------------------- ------------------- -----------------
   1986...................            1          $     21,604.94           *  %
   1987...................            0                      .00           .00
   1988...................            0                      .00           .00
   1989...................            0                      .00           .00
   1990...................            0                      .00           .00
   1991...................            0                      .00           .00
   1992...................            0                      .00           .00
   1993...................            2                29,769.95           *
   1994...................            0                      .00           .00
   1995...................           22               466,576.68           .06
   1996...................           77             1,957,092.16           .24
   1997...................          155             4,529,641.97           .57
   1998...................       39,070           792,995,290.97         99.13
                                 ------          ---------------        ------
     Total................       39,327          $799,999,976.67        100.00%
                                 ======          ===============        ======
--------
* Indicates an amount greater than zero but less than .005%.

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                                       % OF
                                                                     CONTRACTS
                                             AGGREGATE PRINCIPAL  BY OUTSTANDING
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING PRINCIPAL BALANCE
  LOAN-TO-VALUE RATIO     AS OF CUTOFF DATE   AS OF CUTOFF DATE  AS OF CUTOFF DATE
  -------------------    ------------------- ------------------- -----------------
Less than 61%...........        2,738          $ 25,758,670.97          3.22%
From 61 to 65%..........        1,061            12,091,823.54          1.51
From 66 to 70%..........        1,543            21,247,082.00          2.66
From 71 to 75%..........        2,438            34,705,943.56          4.34
From 76 to 80%..........        3,716            67,571,051.37          8.45
From 81 to 85%..........        5,251           107,584,760.46         13.45
From 86 to 90%..........       10,722           181,771,546.57         22.72
From 91 to 95%..........        5,544           135,648,596.25         16.96
Over 95%................        6,314           213,620,501.95         26.69
                               ------          ---------------        ------
  Total.................       39,327          $799,999,976.67        100.00%
                               ======          ===============        ======

                                  CONTRACT RATES

                                                                       % OF CONTRACTS
                                                  AGGREGATE PRINCIPAL  BY OUTSTANDING
                              NUMBER OF CONTRACTS BALANCE OUTSTANDING PRINCIPAL BALANCE
       CONTRACT RATE           AS OF CUTOFF DATE   AS OF CUTOFF DATE  AS OF CUTOFF DATE
       -------------          ------------------- ------------------- -----------------
Less than 6.001%..........               1          $      8,181.44             *%
 6.001% to 7.000%.........              20               671,274.25           .08%
 7.001% to 8.000%.........             324            55,684,328.72          6.96
 8.001% to 9.000%.........           2,174           190,275,682.97         23.78
 9.001% to 10.000%........           7,323           197,528,140.79         24.70
10.001% to 11.000%........           9,086           154,221,827.01         19.28
11.001% to 12.000%........           6,043            74,907,806.23          9.36
12.001% to 13.000%........           4,211            48,632,974.41          6.08
13.001% to 14.000%........           3,448            31,352,830.56          3.92
14.001% to 15.000%........           2,614            21,622,601.70          2.70
15.001% to 16.000%........           1,768            11,235,898.47          1.40
16.001% to 17.000%........           1,165             7,570,655.04           .95
Over 17.000%..............           1,150             6,287,775.08           .79
                                    ------          ---------------        ------
  Total...................          39,327          $799,999,976.67        100.00%
                                    ======          ===============        ======

---------
* Indicates an amount greater than zero but less than .005%.


                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                                                       % OF CONTRACTS
                                                  AGGREGATE PRINCIPAL  BY OUTSTANDING
                              NUMBER OF CONTRACTS BALANCE OUTSTANDING PRINCIPAL BALANCE
REMAINING MONTHS TO MATURITY   AS OF CUTOFF DATE   AS OF CUTOFF DATE  AS OF CUTOFF DATE
----------------------------  ------------------- ------------------- -----------------
Fewer than 31.............           1,383          $ 14,431,405.66          1.80%
 31 to  60................          15,849           258,857,104.13         32.35
 61 to  90................           7,071           114,281,838.18         14.29
 91 to 120................           4,560            84,621,130.00         10.58
121 to 150................           6,680           116,627,623.49         14.58
151 to 180................           3,204           152,571,368.93         19.07
181 to 210................             112             5,358,070.52           .67
211 to 240................             468            53,251,435.76          6.66
                                    ------          ---------------        ------
  Total...................          39,327          $799,999,976.67        100.00%
                                    ======          ===============        ======